UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2013
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2013-C12
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC)
KeyBank National Association
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-08	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On or about June 25, 2013, a series of commercial mortgage pass-through certificates, entitled JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass Through Certificates, Series 2013-C12 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-SB Certificates, Class X-A Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C Certificates, Class E Certificates, Class F Certificates, Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2013-C12 (the “Issuing Entity”), a common law trust fund to be formed on or about June 25, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 77 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 107 commercial, multifamily and manufactured housing properties. The Mortgage Loans are expected to be acquired by the Registrant (i) from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 25, 2013, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 25, 2013, between the Registrant and Barclays, (iii) from Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC) (“SMF II”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 25, 2013, among the Registrant, SMF II and Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC) and (iv) from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 25, 2013, between the Registrant and KeyBank.  Certain of the Mortgage Loans acquired from KeyBank will be subserviced by KeyCorp Real Estate Capital Markets, Inc., under the Pooling and Servicing Agreement, pursuant to a primary servicing agreement, attached hereto as Exhibit 99.5 and dated as of June 1, 2013 (the “Primary Servicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived in part from the proceeds from the sale of Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and KeyBanc Capital Markets Inc. (“KeyBanc”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 14, 2013, among the Registrant, JPMS, Barclays Capital and KeyBanc (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated June 14, 2013, among the Registrant, JPMS, Barclays Capital and KeyBanc (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (such transaction, an “Exempt Transaction”)).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 19, 2013, supplementing the Prospectus dated April 26, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated June 14, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and KeyBanc Capital Markets Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of June 25, 2013, among Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC), as seller, Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC), and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5
Primary Servicing Agreement, dated as of June 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated June 14, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and KeyBanc Capital Markets Inc., as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of June 25, 2013, among Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC), as seller,
Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC), and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
(E)

99.4	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5
Primary Servicing Agreement, dated as of June 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.
(E)